UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 27, 2019

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	000-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2019, the Board of Directors (the “Board”) of MTS Systems Corporation (the “Company”) elected Linda Zukauckas and Nancy Altobello to the Board, effective April 1, 2019. Ms. Zukauckas will serve on the Audit Committee and the Governance and Nominating Committee, and Ms. Altobello will serve on the Audit Committee and the Compensation and Leadership Development Committee. Effective April 1, 2019, David Anderson will step down from the Audit Committee.

In connection with their elections to the Board, each of Ms. Zukauckas and Ms. Altobello will receive the Company’s standard non-employee director compensation, as disclosed in the Company’s most recent proxy statement. Compensation for the current year for each of Ms. Zukauckas and Ms. Altobello will be paid on a pro-rated basis. As a part of such standard director compensation, on April 15, 2019, each of Ms. Zukauckas and Ms. Altobello will receive a grant of restricted stock units in an amount equal to $100,000 divided by the closing price of the Company’s common stock on the date of grant. These restricted stock units will vest on the one-year anniversary of the date of grant.

Neither Ms. Zukauckas nor Ms. Altobello was elected to the Board pursuant to any agreement or understanding between either of them and any other person. Since the beginning of the Company’s last fiscal year, neither Ms. Zukauckas nor Ms. Altobello, nor any immediate family of either of them, has been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

On April 1, 2019, the Company issued a press release announcing the election of Ms. Zukauckas and Ms. Altobello to the Board. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated April 1, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date:	April 1, 2019	By:	/s/ JEFFREY A. GRAVES
Jeffrey A. Graves
President and Chief Executive Officer

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